UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2017

CNL Healthcare Properties, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-54685	27-2876363
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 South Orange Ave.

Orlando, Florida 32801

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On December 6, 2017, Thomas K. Sittema, Chairman of the of the Board of Directors (the “Board”) and a director of CNL Healthcare Properties, Inc. (the “Company”), notified the Board of his intention to resign from his position as Chairman of the Board and director effective December 31, 2017. Mr. Sittema also announced his intention to resign from his position as chief executive officer of CNL Healthcare Corp., the Company’s advisor (the “Advisor”).

(d) Upon receipt of Mr. Sittema’s notice, on December 7, 2017, the Board appointed Mr. James M. Seneff to serve as Chairman of the Board and director to fill the remainder of the term held by Mr. Sittema. Mr. Seneff previously served as the non-executive chairman of the Board from May 2011 and a director from the Company’s inception in June 2010, until June 2016. Mr. Seneff has served as director and chairman of the Advisor from its inception in June 2010. Mr. Seneff has also served as chairman of the board and a director of CNL Lifestyle Properties, Inc., a public, non-traded real estate investment trust (“REIT”) from 2003 to 2017, and as chairman of the board and a director of CNL Growth Properties, Inc., a public, non-traded REIT, from August 2009 and December 2008, respectively, until August 2016; chairman of the board and a director of Global Income Trust, Inc., a public, non-traded REIT, from April 2009 and March 2009, respectively, until that company’s dissolution in December 2015.

Mr. Seneff will be employed by and will receive compensation from affiliates of our Advisor and as such, the Company will not be separately compensating him for his services as a director of the Company. There are no reportable transactions between Mr. Seneff and the Company pursuant to Rule 404(a) of Regulation S-K promulgated by the United States Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 7, 2017		CNL HEALTHCARE PROPERTIES, INC.
a Maryland corporation

	By:	/s/ Stephen H. Mauldin
Stephen H. Mauldin
Chief Executive Officer and President